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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported: July 6, 2005


                         CHINA MOBILITY SOLUTIONS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                     000-26559                330-751560
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)


     #900 - 789 West Pender Street, Vancouver, B.C. Canada        V6C 1H2
--------------------------------------------------------------------------------
      (Address of principal executive offices)                    (Postal Code)


       Registrant's telephone number, including area code: (604) 632-9638


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

Item 5.02(b) - Retirement, Resignation or Termination of Directors (for Reasons Other Than Those Set Forth in Item 5.02(a)) and Officers.

        Effective July 6, 2005, in order to ensure the independence of the Registrant's independent auditors, Michael J.P. Moen resigned as a member of the Registrant's Board of Directors. Mr. Moen had served in this role since April 21, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CHINA MOBILITY SOLUTIONS, INC.
                                            (Registrant)




Date: July 6, 2005                           By: /s/ Angela Du
                                                 ---------------------------
                                                 Angela Du, President